SUPPLEMENT DATED APRIL 1, 1998
                                       TO
                         PROSPECTUS DATED JANUARY 5, 1998





     Effective April 1, 1998, the recital on page 62 of the prospectus with respect to the Administrator is amended. The Trust retains AmeriPrime Financial Services, Inc. and Meridian Investment Management Corporation as Co-Administrators.